EXHIBIT 10.55

                       AMENDMENT TO CONSULTING AGREEMENT
                       ---------------------------------
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                                                                  March 23, 1995

ELECTRONIC ASSOCIATES, INC.
185 Monmouth Parkway
West Long Branch NJ  07764

Gentlemen:

         Reference is hereby made to that certain letter agreement dated March 21, 1994 whereby Electronic Associates, Inc. (the "Company") has engaged the undersigned, Irwin L. Gross (the "Consultant"), to render consulting services to the Company (the "Consulting Agreement"). This is to confirm our agreement to amend the Consulting Agreement whereby the Company has requested the undersigned, and the undersigned has agreed, to amend and restate Paragraph 3 of the Consulting Agreement to provide as follows:

                  "3.  Compensation.

               For all services rendered by the Consultant to the Company pursuant to this Agreement, the Company shall issue to the Consultant, a warrant to purchase 262,000 shares of Common Stock of the Company, in the form attached hereto as Exhibit A (the "Warrant"). Such compensation shall be deemed fully earned by, and vested in, the Consultant, as follows: (i) the Warrant shall become vested and exercisable to the extent of 50% of the number of shares of Common Stock of the Company covered by such Warrant (131,000 shares) on March 31, 1995, and (ii) thereafter, the Warrant shall become vested and exercisable for the balance of shares of Common Stock of the Company covered by such Warrant (131,000 shares) on March 31, 1996. The death, incapacity or disability of Consultant or termination of this Agreement by the Company shall not reduce the compensation earned by Consultant hereunder."

         Except as specifically provided in this letter, the terms of the Consulting Agreement shall remain unmodified and the Consulting Agreement, as amended hereby, shall remain in full force and effect.

         If the foregoing correctly sets forth the understanding between Consultant and the Company with respect to the foregoing, please indicate your agreement by signing in the place provided below at which time this letter shall become a binding contract.

                                                             Very truly yours,

                                                             /s/ Irwin L. Gross
                                                                 Irwin L. Gross

ACCEPTED AND AGREED:

ELECTRONIC ASSOCIATES, INC.

By:  /s/ Joseph R. Spalliero
     __________________________________
     Joseph R. Spalliero, President